Exhibit 99.2

Supplemental Financial Data Second Quarter 2020

DISCLAIMER 2 This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2020 unless otherwise noted.

Company Update

Business Activities	▪ Government sponsored lending segments remain active with SBA, Residential Mortgage Banking and Freddie Mac Multifamily originations fully operational ▪ Core CRE lending activities to resume in Q3 after Q2 pause due to uncertain capital markets and stressed underwriting conditions ▪ Acquisition efforts focused on identifying accretive investments post COVID-19
Liquidity	▪ Cash of over $250 million ▪ Recourse mark-to-market liabilities reduced 26% to $1.25 billion including a 30% reduction in short-term repurchase obligations and a 25% reduction in warehouse lines supporting loans, held-for-investment ▪ Completed two securitizations which reduced recourse liabilities by over $430 million and generated approximately $60 million in cash

Book Value Preservation	▪ Current $4.5 billion portfolio of over 4,500 loans remains stable:
	  ▪ Weighted average LTV of ~ 60%
	  ▪ 93% current through July 31, 2020
	  ▪ Low exposure to hospitality and retail
	▪ 8% of loans in the CRE portfolio and 7% of loans in the residential portfolio are in forbearance; 87% of CRE loans in forbearance are paying current

Paycheck Protection Program	▪ Facilitated the funding of ~ $2.7 billion of PPP loans consisting of over 40,000 applications with an average loan size of $66k ▪ Total earnings, net of initial operating expenses of $41.3 million ▪ $23.1 million, net, recognized in Q2 with remaining amount recognized in future periods

READY CAPITAL.

3

SECOND QUARTER 2020 RESULTS 4 .. Net income of $34.7 million(1), or $0.62 per common share .. Core earnings of $39.2 million(1), or $0.70 per common share .. Declared dividend of $0.25 per share EARNINGS / DIVIDENDS .. Return on Equity(2) of 17.4% .. Core Return on Equity(3) of 19.7% .. Dividend Yield(4) of 11.5% RETURNS .. Freddie Mac loan originations of $157.9 million .. SBA loan originations of $20.8 million; PPP loan originations of ~ $2.7 billion .. Residential mortgage loan originations of $1.2 billion LOAN ORIGINATIONS(5) / ACQUISITIONS .. Adjusted net book value(6) of $14.46 per common share .. Reduced recourse leverage ratio from 2.8x at 3/31/20 to 2.1x at 6/30/20 .. 0.5x of leverage supporting government sponsored activity which remains elevated BALANCE SHEET (1) Inclusive of non-controlling interest (2) Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period (3) Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to the “Core Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Core Earnings (4) Q2 Dividend yield for the period based on the 6/30/2020 closing share price of $8.69 (5) Represents fully committed amounts (6) Excludes the equity component of our 2017 convertible note issuance

Return on Equity

Segment	Levered Yield [1]	Core Levered Yield [1]	Equity Allocation
Loan Acquisitions	14.6 %	14.6 %	22.9 %
SBC Originations	16.7 %	16.7 %	65.4 %
SBA Originations, Acquisitions, & Servicing	39.7 %	39.7 %	5.6 %
Residential Mortgage Banking [3]	67.8 %	154.3 %	6.1 %

	GAAP ROE [2]		Core ROE [2]	
	Q2'20	Q1'20	Q2'20	Q1'20
Segments (above)	20.7 %	10.5 %	26.0 %	17.1 %
Corporate leverage, net of non-earning assets	(1.5)	(1.8)	(0.8)	(0.3)
Gross return on equity	**19.2 %**	**8.7 %**	**25.2 %**	**16.8 %**
Realized & unrealized gains, net	(0.1)	(5.8)	(0.2)	(5.7)
Loan loss provision	0.3	(19.3)	(2.2)	(2.1)
PPP revenue, net of direct expenses	11.6	-	11.6	-
Non-recurring gains, losses and expenses	(0.1)	(1.0)	-	-
Operating expenses	(9.2)	(9.2)	(8.7)	(7.4)
Investment advisory fees	(3.1)	(1.2)	(3.1)	(1.2)
Provision for income taxes	(1.2)	2.9	(2.9)	0.2
Return on equity	**17.4 %**	**-24.9 %**	**19.7 %**	**0.6 %**

1) Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2) GAAP ROE is based on GAAP Net Income, while Core ROE is based on Core Earnings, which adjusts GAAP Net Income for certain items detailed on the "Core Earnings Reconciliation" slide.
3) ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.

READY CAPITAL.

5

SBC INVESTMENT BY PRODUCT TYPE(1) 6 (1) Origination volumes are based on fully committed amounts $53.7 $48.2 $70.2 $45.5 $20.8 $177.5 $165.6 $116.0 $60.7 $0.0 $73.0 $146.2 $104.7 $149.4 $157.9 $169.1 $153.5 $305.0 $259.6 $- $362.2 $77.9 $153.7 $51.5 $0.0 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Investment (UPB in $) SBA Conventional Freddie Mac Transitional Acquired

SBC ORIGINATIONS -SEGMENT SNAPSHOT 7 1) Represents fully committed amounts. 2) $ in millions, as of quarter end. 3) Represents fixed rate loans that have been securitized. 4) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 5) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • Freddie Mac loan originations of $157.9 million(1) • 93% of portfolio is current as of 6/30/20, only 2% > 60 days past due • Current quarter money up pipeline of $125.9 million, including July 2020 fundings of $31.2 million 9.6% 9.4% 10.1% 10.5% 12.8% 1.7% 2.8% 1.9% 2.0% 3.9% 0.0% 5.0% 10.0% 15.0% 20.0% Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale GROSS LEVERED YIELD CURRENT QUARTER HIGHLIGHTS (4) (5) Portfolio Metrics (Balance Sheet) Number of loans 485 501 537 593 568 Unpaid Principal Balance (3) $ 1,829 $ 2,064 $ 2,298 $ 2,581 $ 2,479 Carrying Value (3) $ 1,835 $ 2,070 $ 2,300 $ 2,580 $ 2,478 Weighted Average LTV 63% 65% 61% 64% 64% Weighted Average Coupon 6.1% 5.8% 6.2% 5.4% 5.5% Weighted Average Maturity 5 years 5 years 5 years 5 years 4 years Weighted Average Principal Balance (3) $ 3.7 $ 4.1 $ 4.3 $ 4.4 $ 4.4 Percentage of loans fixed / floating 55% / 45% 55% / 45% 53% / 47% 58% / 42% 48% / 52% Percentage of fixed, match funded (4) 69.4% 68.3% 84.9% 80.9% 80.9% Percentage of loans 30+ days delinquent 2.7% 1.4% 1.9% 2.6% 7.0% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020

SBA ORIGINATIONS, ACQUISITIONS, & SERVICING -SEGMENT SNAPSHOT 8 1) Represents fully committed amounts. 2) $ in millions, as of quarter end. 3) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 4) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. 5) Reflects an increase in balances as a result of the Q4 2019 securitization and effects of the guaranteed loan financing gross up. • $18.6 million of SBA secondary market loans sales, with an average sale premium of 9.9% • SBA loan originations of $20.8 million(1) • PPP loan originations of ~ $2.7 billion • Origination pipeline of $183.2 million SBA loans, including $8.7 million of July 2020 fundings 22.1% 22.2% 27.6% 25.1% 26.9% 17.8% 16.7% 23.0% 18.6% 12.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD (3) (4) Portfolio Metrics (Balance Sheet) Number of loans 1,902 1,875 1,880 1,813 1,804 Unpaid Principal Balance (2) $ 270 $ 278 $ 804 $ 701 $ 678 Carrying Value (2) $ 230 $ 240 $ 770 $ 664 $ 641 Weighted Average LTV 87% 88% 83% 84% 83% Weighted Average Coupon 7.4% 7.4% 6.9% 6.7% 5.2% Weighted Average Maturity 16 years 16 years 15 years 17 years 17 years Weighted Average Principal Balance (2) $ 0.1 $ 0.1 $ 0.4 $ 0.4 $ 0.4 Percentage of loans fixed / floating 1.0% / 99.0% 0.9% / 99.1% 3.3% / 96.7% 0.3% / 99.7% 0.3% / 99.7% Percentage of loans 30+ days delinquent 6.5% 6.0% 3.1% 5.3% 2.2% Q2 2019 Q3 2019 Q4 2019(5) Q1 2020(5) Q2 2020(5)

LOAN ACQUISITIONS -SEGMENT SNAPSHOT 9 1) Excludes joint venture investments. 2) $ in millions, as of quarter end. 3) Represents fixed rate loans that have been securitized. • 97% of portfolio is current as of 6/30/20 • Acquisition pipeline of $230.1 million SBC loans 11.3% 12.5% 12.1% 7.3% 13.7% 3.2% 1.6% 0.5% 0.0% 0.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Income on joint venture investments Gross Levered Yield (ex. Gains) CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD Portfolio Metrics(1) (Balance Sheet) Number of loans 2,385 2,363 2,231 2,212 2,126 Unpaid Principal Balance (2) $ 1,075 $ 1,068 $ 1,048 $ 1,073 $ 1,010 Carrying Value (2) $ 1,055 $ 1,056 $ 1,039 $ 1,066 $ 1,002 Weighted Average LTV 46% 42% 43% 40% 38% Weighted Average Coupon 6.3% 6.3% 6.1% 6.1% 6.0% Weighted Average Maturity 10 years 10 years 9 years 9 years 9 years Weighted Average Principal Balance (2) $ 0.5 $ 0.5 $ 0.5 $ 0.5 $ 0.5 Percentage of loans fixed / floating 48% / 52% 47% / 53% 45% / 55% 49% / 51% 49% / 51% Percentage of fixed, match funded (3) 61.0% 44.6% 52.3% 43.3% 74.5% Percentage of loans accrual / non-accrual 98% / 2% 98% / 2% 98% / 2% 98% / 2% 97% / 3% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020

Residential Mortgage Banking – Segment snapshot

	Portfolio Metrics (quarterly activity)	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Originations	Unpaid principal balance [(1)]	$ 518.2	$ 656.8	$ 586.3	$ 691.3	$ 1,192.9
	% of Originations - Purchased	74.0%	60.5%	54.7%	51.2%	37.4%
	% of Originations - Refinanced	26.0%	39.5%	45.3%	48.8%	62.6%
	Channel - % Correspondent	36.4%	33.6%	37.9%	34.4%	32.6%
	Channel - % Retail	45.7%	50.9%	46.8%	50.3%	49.9%
	Channel - % Wholesale	17.9%	15.5%	15.3%	15.3%	17.5%
Sales	Unpaid principal balance [(1)]	$ 492.1	$ 631.9	$ 601.6	$ 643.9	$ 1,150.6
	% of UPB - Fannie/ Freddie securitizations	69.7%	69.7%	66.6%	72.4%	78.8%
	% of UPB - Ginnie Mae securitizations	22.4%	25.1%	26.8%	17.3%	20.2%
	% of UPB - Other investors	7.9%	5.2%	6.6%	10.3%	1.0%

Current Quarter Highlights

- **MSR portfolio of approximately $8.7 billion in UPB, up 5% compared to Q1**
  - **Fair market value of $73.6 million**
- **Originations of $1.2 billion[(2)]**
- **Loan sales of $1.2 billion**
- **Origination pipeline of $581.5 million**
- **Q2 retention rate of 42%**

MSR Portfolio (UPB in $ Billions)



$9.0
$8.8
$8.5
$8.3
$8.0
$7.8
$7.5
$7.8
$8.0
$8.2
$8.3
$8.7

Fair Value ($ mm)	Q2' 19	Q3' 19	Q4' 19	Q1' 20	Q2' 20
	$ 85.7	$ 84.6	$ 91.2	$ 78.6	$ 73.6

READY CAPITAL.

1) $ in millions. Represents activity during the quarter.

2) Represents fully committed amounts

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DIVERSIFIED, COMPLEMENTARY, AND SCALABLE PLATFORMS (1) Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables. (2) Based on QTD Core Earnings. Core earnings includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. (3) 11 PORTFOLIO BREAKDOWN(1) REVENUE BREAKDOWN(2) Acquisitions 24% SBC Originations - Fixed rate 25% SBC Originations - Bridge 27% SBC Originations - Freddie Mac 1% SBA Originations, Acquisitions, & Servicing 16% Residential Mortgage Banking 7% Acquisitions, $2,686 SBC Originations - Fixed rate, $(1,646) SBC Originations - Bridge, $12,152 SBC Originations - Freddie Mac, $3,768 SBA Originations, Acquisitions, & Servicing, $24,459 Residential Mortgage Banking, $18,471 $(5,000) $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000

LOAN PORTFOLIO COMPOSITION AS OF JUNE 30, 2020(1)(2) Geographic Location Lien Position (1) As a percent of unpaid principal balance (2) Excludes loans held-for-sale, at fair value (3) Collateral Type SBA Collateral Type 12 California 18% Texas 15% Florida 8% New York 9% Illinois 5% Other 45% First Mortgage 98.9% Subordinated Mortgage 0.8% Other 0.3% Multi-family 26% Retail 17% SBA 18% Office 12% Mixed Use 12% Other 15% Lodging 16% Offices of Physicians 13% Child Day Care Services 7% Eating Places 5% Veterinarians 3% Other 56%

Current Expected Credit Losses

(In Thousands)	Originated SBC loans	Originated Transitional loans	Acquired loans	Acquired SBA 7(a) loans	Originated SBA 7(a) loans	Originated Residential Agency loans	Total held-for-investment loans
Balance as of 3/31/2020	10,362	24,264	10,646	5,622	7,074	-	57,968
Provision for loan losses	(1,388)	(4,433)	1,960	190	2,580	500	(591)
Charge-offs	-	-	(42)	(97)	(204)	-	(343)
Recoveries	-	-		29	-	-	29
Ending balance - 6/30/2020	8,974	19,831	12,564	5,744	9,450	500	57,063
Loan balance - 6/30/2020	1,177,642	1,268,862	999,266	270,950	366,731	4,295	4,087,746
% of Loan balance - 6/30/2020	0.8%	1.6%	1.3%	2.1%	2.6%	11.6%	1.4%

- **Total ending Q2 2020 allowance reserves of $57.1 million representing 1.4% of loan balances**
  - Net recovery of $0.9 million across our loan portfolios during the quarter:
    - Acquired loans: Incremental net reserves of $2.0 million, consisting of certain specific impairment reserves due to collateral reductions or presence of junior lien positions
    - SBA loans: Incremental net reserves on SBA loans due to higher probability of defaults in certain industries more severely impacted by COVID-19, due to closures or impaired in the ability to operate
    - Originated Fixed Rate loans: Reduction in general reserves due to stabilized assumptions, no new loan originations during the period and a lower weighted average maturity of portfolio
    - Originated Transitional loans: Reduction in general reserves due to stabilized assumptions, no new loan originations during the period, a lower weighted average maturity of portfolio, and lower LTVs within the portfolio

READY CAPITAL.
13

LOAN PORTFOLIO –RISK RATINGS AS OF JUNE 30, 2020(1)(2)(3) CREDIT QUALITY INDICATORS (1) Commercial real estate portfolio only (2) As a percent of unpaid principal balance (3) Excludes loans held-for-sale, at fair value 14 Bucket 1 17% Bucket 2 48% Bucket 3 27% Bucket 4 6% Bucket 5 2% CRITERIA • Bucket 1 – Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. • Bucket 2 – Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. • Bucket 3 – Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. • Bucket 4 – Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. • Bucket 5 – Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

CAPITAL STRUCTURE ► Approximate unencumbered cash of over $250 million ► Completed $405 million securitization of originated transitional loans in June 2020, with senior bonds pricing at LIBOR + 215 basis points ► Completed $204 million securitization of acquired SBC loans in June 2020, with senior bonds pricing at a fixed rate of 3.4% ► Successfully extended two warehouse lines at nominal increases in cost and decreases in advance rates 15 Total Debt + Equity LIQUIDITY UPDATE HISTORICAL CAPITAL STRUCTURE Total Debt + Equity ($M) Funding Mix $3,642 $3,915 $4,290 $4,608 $4,648 Convertible Notes $ 115.0 7.0% 7.0% Senior Secured Notes $ 180.0 7.5% 7.0% Baby Bonds $ 149.5 6.3% 6.2% Total $ 444.5 7.0% 6.7% Principal Balance Coupon YTM Corporate Financing (in $M) 21% 19% 20% 17% 17% 3% 3% 3% 2% 2% 6% 7% 8% 7% 7% 27% 34% 28% 37% 27% 43% 37% 42% 37% 46% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Stockholders Equity Convertible senior notes Senior secured notes and Corporate debt Credit facilities and repurchase agreements Securitized debt obligations

FINANCING AND LEVERAGE 16 1.8x 2.3x 1.9x 2.8x 2.1x 3.9x 4.3x 4.1x 4.9x 4.7x - 1.0 2.0 3.0 4.0 5.0 6.0 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Historical Leverage Recourse Total HISTORICAL LEVERAGE Total Debt-to-Equity Ratio Secured borrowings (warehouse credit facilities and borrowings under repo transactions) $ 1,254 Securitized debt obligations 2,140 Senior secured notes and corporate bonds 330 Convertible notes 112 Total Debt $ 3,836 Total Stockholders' Equity $ 813 Total debt-to-equity ratio 4.7 Total recourse debt-to-equity ratio Total Debt $ 3,836 Less: Securitized debt obligations (2,140) Total recourse debt $ 1,696 Total Stockholders' Equity $ 813 Total recourse debt-to-equity ratio 2.1 6/30/2020 (in millions)

CREDIT AND REPURCHASE FACILITIES

Lender	Asset Class	Maturity	Pricing	Facility Size [1]	Carrying Value[1]	Available Capacity [1]
Borrowings under credit facilities						
JPMorgan	Acquired loans, SBA loans	Jun-2021	1M L + 2.00 to 2.75%	$ 250,000	$ 34,525	$ 215,475
Keybank	Freddie Mac loans	Feb-2021	1M L + 1.30%	100,000	15,071	84,929
East West Bank	SBA loans	Oct-2020	Prime - 0.821 to + 0.29%	50,000	33,887	16,113
Credit Suisse[2]	Acquired loans (non USD)	Dec-2021	Euribor + 2.50%	224,680	37,709	186,971
GMFS facilities	Residential loans	Sept-2020 - Mar-2021	Various	360,000	254,143	105,857
GMFS - MSR	Residential MSRs	Sep-2023	1M L + 2.50%	50,000	37,700	12,300
Other - various	Various	Jan-2021 - Jun-2021	Various	164,500	126,698	37,802
Total Borrowings under credit facilities				**$ 1,199,180**	**$ 539,733**	**$ 659,447**
Borrowings under repurchase agreements						
Citibank	Fixed rate, Transitional, Acquired loans	Oct-2020	1M L + 1.875 to 2.125%	$ 500,000	$ 132,257	$ 367,743
Deutsche Bank	Fixed rate, Transitional loans	Nov-2021	3M L + 2.00 to 2.40%	350,000	165,604	184,396
JPMorgan	Transitional loans	Dec-2020	1M L + 2.25 to 4.00%	400,000	182,293	217,707
Related Party	Originated SBC, Originated transitional, Acquired loans	Sep-2020	1ML +12.0%	35,000	35,000	-
Various	MBS	Aug-2020 - Jan-2021	Various	199,008	199,008	-
Total Borrowings under repurchase agreements				**$ 1,484,008**	**$ 714,162**	**$ 769,846**
Total Secured Borrowings				**$ 2,683,188**	**$ 1,253,895**	**$ 1,429,293**

READY CAPITAL.

(1) $ in thousands
(2) Commitment size is €200.0 million, but has been converted for purposes of this disclosure.

17

READY CAPITAL SNAPSHOT ($ amounts in thousands, except per share data)

Investment Type	Average Carrying Value[(1)]	Gross Yield[(2)]	Average Debt Balance	Debt Cost [(3)]	Levered Yield
Loan Acquisitions	$ 1,043,171	5.8%	$ 834,287	3.6%	14.6%
SBC Originations	$ 2,624,099	6.6%	$ 2,028,672	3.7%	16.7%
SBA Originations, Acquisitions, & Servicing	$ 295,304	10.3%	$ 244,273	4.2%	39.7%
Total	**$ 3,962,574**	**6.7%**	**$ 3,107,232**	**3.7%**	**17.6%**

Book Equity Value Metrics	
Common Stockholders' equity	$ 794,596
Common Stockholders' equity (adjusted)[(5)]	$ 793,341
Total Common Shares outstanding	54,872,789
Net Book Value per Common Share	$ 14.48
Adjusted Net Book Value per Common Share	$ 14.46

Loan Portfolio Metrics [(4)]	
% Fixed vs Floating Rate	42.6% / 57.4%
% Originated vs Acquired	69.8% / 30.2%
Weighted Average LTV - SBC	64%
Weighted Average LTV - SBA	83%
Weighted Average LTV - Acquired	38%

Q2 2020 Earnings Data Metrics	
Net income (loss) | Core earnings	$ 34,663 | $ 39,223
Earnings per share - Basic and diluted	$ 0.62
Core Earnings per Common Share	$ 0.70
Return on Equity per Common Share	17.4%
Core Return on Equity per Common Share	19.7%
Dividend Yield	11.5%

Servicing Portfolio Metrics	
SBA servicing rights - UPB	$ 576,416
SBA servicing rights- carrying value	$ 17,317
Freddie Mac servicing rights - UPB	$ 1,399,652
Freddie Mac servicing rights - carrying value	$ 16,799
Residential servicing rights - UPB	$ 8,705,285
Residential servicing rights - carrying value	$ 73,645

READY CAPITAL.

1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2) Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3) The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 6/30/2020 on an annualized basis.
4) Excludes loans, held for sale, at fair value
5) Excludes the equity component of our 2017 convertible note issuance.

18

APPENDIX 19

BALANCE SHEET BY QUARTER

(In Thousands)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020
Assets					
Cash and cash equivalents	$ 41,925	$ 52,727	$ 67,928	$ 122,265	$ 257,017
Restricted cash	38,019	45,303	51,728	93,164	91,539
Loans, net	1,002,676	1,380,359	1,727,984	1,969,052	1,432,807
Loans, held for sale, at fair value	177,507	203,110	188,077	306,328	297,669
Mortgage backed securities, at fair value	99,407	96,181	92,466	78,540	75,411
Loans eligible for repurchase from Ginnie Mae	69,101	71,528	77,953	77,605	186,197
Investment in unconsolidated joint venture	47,551	55,663	58,850	53,379	53,939
Purchased future receivables, net	—	—	43,265	49,150	27,190
Derivative instruments	3,670	4,181	2,814	17,756	19,037
Servicing rights	114,761	114,480	121,969	110,111	107,761
Real estate acquired in settlement of loans	65,834	60,807	58,573	48,292	47,009
Other assets	71,162	77,553	106,925	114,891	103,701
Assets of consolidated VIEs	2,108,710	1,961,127	2,378,486	2,229,517	2,761,655
Total Assets	**$ 3,840,323**	**$ 4,123,019**	**$ 4,977,018**	**$ 5,270,050**	**$ 5,460,932**
Liabilities					
Secured borrowings	988,868	1,315,534	1,189,392	1,698,937	1,253,895
Securitized debt obligations of consolidated VIEs, net	1,567,113	1,465,539	1,815,154	1,692,074	2,140,009
Convertible notes, net	110,506	110,773	111,040	111,310	111,581
Senior secured notes and Corporate notes, net	227,881	283,630	329,275	329,461	329,868
Guaranteed loan financing	28,445	25,571	485,461	457,032	436,532
Liabilities for loans eligible for repurchase from Ginnie Mae	69,101	71,528	77,953	77,605	186,197
Derivative instruments	9,032	11,906	5,250	16,585	9,106
Dividends payable	18,292	18,292	21,302	21,747	14,524
Accounts payable and other accrued liabilities	73,679	81,235	97,407	89,740	166,174
Total Liabilities	**$ 3,092,917**	**$ 3,384,008**	**$ 4,132,234**	**$ 4,494,491**	**$ 4,647,886**
Stockholders' Equity					
Common stock	4	4	5	5	5
Additional paid-in capital	720,812	720,823	822,837	837,064	854,222
Retained earnings	14,914	9,173	8,746	(69,605)	(49,755)
Accumulated other comprehensive loss	(7,703)	(10,253)	(6,176)	(9,536)	(9,876)
Total Ready Capital Corporation equity	728,027	719,747	825,412	757,928	794,596
Non-controlling interests	19,379	19,264	19,372	17,631	18,450
Total Stockholders' Equity	**$ 747,406**	**$ 739,011**	**$ 844,784**	**$ 775,559**	**$ 813,046**
Total Liabilities and Stockholders' Equity	**$ 3,840,323**	**$ 4,123,019**	**$ 4,977,018**	**$ 5,270,050**	**$ 5,460,932**
Adjusted Book Value per Share	**$ 16.35**	**$ 16.16**	**$ 16.12**	**$ 14.52**	**$ 14.46**

READY CAPITAL.
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STATEMENT OF INCOME BY QUARTER 21 (1) Certain balances have been reclassified to match current period presentation (In thousands, except share data) Interest income $ 57,034 $ 59,723 $ 64,406 $ 69,551 $ 63,211 Interest expense (35,753) (39,390) (40,962) (46,930) (43,408) Net interest income before provision for loan losses $ 21,281 $ 20,333 $ 23,444 $ 22,621 $ 19,803 Provision for loan losses (1,348) (693) (1,125) (39,804) 591 Net interest income after provision for loan losses $ 19,933 $ 19,640 $ 22,319 $ (17,183) $ 20,394 Non-interest income Residential mortgage banking activities $ 21,021 $ 29,013 $ 18,918 $ 36,669 $ 80,564 Net realized gain on financial instruments 6,255 7,377 8,044 7,172 7,438 Net unrealized gain (loss) on financial instruments (7,006) (7,881) 3,009 (33,434) (13,744) Servicing income, net of amortization and impairment 7,811 7,449 8,653 8,097 8,982 Income on purchased future receivables, net — — 2,362 3,483 5,586 Income on unconsolidated joint venture 2,083 1,047 29 (3,537) 507 Other income 2,792 2,979 4,407 4,073 31,594 Total non-interest income $ 32,956 $ 39,984 $ 45,422 $ 22,523 $ 120,927 Non-interest expense Employee compensation and benefits (12,509) (13,438) (13,842) (18,936) (27,288) Allocated employee compensation and benefits from related party (1,250) (1,500) (1,870) (1,250) (1,250) Variable expenses on residential mortgage banking activities (13,501) (17,318) (11,765) (20,129) (36,446) Professional fees (1,586) (2,030) (1,989) (2,556) (1,919) Management fees – related party (2,495) (2,495) (2,591) (2,561) (2,666) Incentive fees – related party — — (106) — (3,506) Loan servicing expense (4,571) (4,866) (4,891) (5,570) (10,327) Merger related expenses (603) (51) (1,629) (47) (11) Other operating expenses (8,085) (8,144) (10,070) (13,744) (17,745) Total non-interest expense $ (44,600) $ (49,842) $ (48,753) $ (64,793) $ (101,158) Income before provision for income taxes $ 8,289 $ 9,782 $ 18,988 $ (59,453) $ 40,163 Provision for income (taxes) benefit 2,956 2,645 1,948 7,937 (5,500) Net income $ 11,245 $ 12,427 $ 20,936 $ (51,516) $ 34,663 Less: Net income attributable to non-controlling interest 276 323 508 (1,064) 810 Net income attributable to Ready Capital Corporation $ 10,969 $ 12,104 $ 20,428 $ (50,452) $ 33,853 Earnings per common share - basic $ 0.25 $ 0.27 $ 0.43 $ (0.98) $ 0.62 Earnings per common share - diluted $ 0.25 $ 0.27 $ 0.43 $ (0.98) $ 0.62 Weighted-average shares outstanding - Basic 44,425,598 44,438,652 46,446,573 51,984,040 53,980,451 Weighted-average shares outstanding - Diluted 44,431,263 44,467,801 46,482,470 51,990,013 54,013,958 Dividends declared per share of common stock $ 0.40 $ 0.40 $ 0.40 $ 0.40 $ 0.25 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020

Core Earnings Reconciliation by Quarter

(In Thousands)		Q2 2019		Q3 2019		Q4 2019		Q1 2020		Q2 2020
Net Income	$	11,245	$	12,427	$	20,936	$	(51,516)	$	34,663
Reconciling items:										
Unrealized (gain) loss on mortgage servicing rights	$	6,339	$	7,582	$	(2,482)	$	16,437	$	12,044
Change in CECL reserve on accrual loans		—		—		—		35,438		(5,076)
Non-recurring REO impairment		—		—		—		2,969		106
Merger transaction costs and other non-recurring expenses		670		51		1,938		1,255		967
Unrealized loss on mortgage-backed securities		106		85		29		230		(45)
Unrealized loss on de-designated cash flow hedges		—		—		—		2,118		—
Total reconciling items	$	7,115	$	7,718	$	(515)	$	58,447	$	7,996
Core earnings before income taxes	$	18,360	$	20,145	$	20,421	$	6,931	$	42,659
Income tax adjustments		(1,585)		(1,896)		544		(5,706)		(3,436)
Core earnings	**$**	**16,775**	**$**	**18,249**	**$**	**20,965**	**$**	**1,225**	**$**	**39,223**
Less: Core earnings attributable to non-controlling interests	$	412	$	474	$	509	$	25	$	917
Less: Income attributable to participating shares		79		79		413		463		285
Core earnings attributable to Common Stockholders	$	16,284	$	17,696	$	20,043	$	736	$	38,021
Core earnings per share	**$**	**0.37**	**$**	**0.40**	**$**	**0.43**	**$**	**0.01**	**$**	**0.70**
Weighted average common shares outstanding		44,425,598		44,438,652		46,446,573		51,984,040		53,980,451

We believe that providing investors with Core Earnings, a non-U.S. GAAP financial measure, in addition to the related U.S. GAAP measures, gives investors greater transparency into the information used by management in our financial and operational decision-making. However, because Core Earnings is an incomplete measure of our financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, our net income as a measure of our financial performance. In addition, because not all companies use identical calculations, our presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Core Earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) any unrealized gains or losses resulting from a change in CECL impairment reserves on accrual loans
v) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by us in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by us as part of our loan origination businesses, where we transfer originated loans into an MBS securitization and retain an interest in the securitization. In calculating Core Earnings, we do not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of our loan origination businesses because we consider the unrealized gains and losses that are generated in the loan origination and securitization process to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of our historical loan originations. In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core. Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size. In addition, in calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude unrealized gains or losses on Residential MSRs, held at fair value. We treat our commercial MSRs and Residential MSRs as two separate classes based on the nature of the underlying mortgages and our treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to our small business commercial business are accounted for under ASC 860, *Transfer and Servicing*, while our residential MSRs are accounted for under the fair value option under ASC 825, *Financial Instruments*. In calculating Core Earnings, we do not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of our business and is an indicator of the ongoing performance.

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